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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 24, 2003, relating to the financial statements and financial statement schedule of Micron Technology Inc., which appears in Micron Technology, Inc.'s Annual Report on Form 10-K for the year ended August 28, 2003.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, CA
December 10, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS